UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05750

The Tax-Exempt Money Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2008

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

The Cash Management Trust of America
The U.S. Treasury Money Fund of America
The Tax-Exempt Money Fund of America

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A closer look: Understanding the money markets

Annual report for the year ended September 30, 2008

The Cash Management Trust of America® seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The U.S. Treasury Money Fund of AmericaSM seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities.

The Tax-Exempt Money Fund of AmericaSM seeks to provide income free from federal taxes, while  preserving capital and maintaining liquidity, by investing primarily in securities exempt from regular federal income tax.

These money market funds are three of the 31 American Funds. American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown in this report are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Investment returns will vary. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Investing for short periods makes losses more likely.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank. The funds are participating in the Temporary Guarantee Program for Money Market Funds established by the United States Treasury Department. The initial term of the program runs until December 18, 2008, but it may be extended by the Secretary of the Treasury through September 18, 2009. For more information regarding this program and the funds’ participation, please see the funds’ prospectus and visit the Treasury’s website at ustreas.gov. For current information and month-end results, visit americanfunds.com.

The total annual fund operating expense ratios for Class A shares as of the most recent fiscal year-end were 0.49% for The Cash Management Trust of America, 0.48% for The U.S. Treasury Money Fund of America and 0.47% for The Tax-Exempt Money Fund of America. These figures do not reflect any fee waivers currently in effect; therefore, the actual expense ratios are lower.

For The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, the investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. For The Cash Management Trust of America, the investment adviser waived 10% of its management fees beginning October 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver.

Results for Classes B, C, F and 529 of The Cash Management Trust of America can be found on page 3.

Investments outside the United States involve additional risks.

Income from The Tax-Exempt Money Fund of America may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income may be taxable.

In this report

Special feature

4	A closer look:
Understanding the money markets

Contents

1	Letter to shareholders

7	The Cash Management Trust
of America

25	The U.S. Treasury Money Fund
of America

36	The Tax-Exempt Money Fund
of America

52	Board of trustees and other officers

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Fellow shareholders:

Dislocations in the credit markets sent ripples throughout the financial world during the past year, dampening the prices of stocks and bonds alike. As problems intensified, many investors sought refuge in money market funds and government securities. In this difficult environment, all three of our money market funds maintained a constant net asset value of $1.00 per share and earned money market-rate interest for the fiscal year ended September 30, 2008.

The funds’ results

The Cash Management Trust of America produced an income return of 2.80%, with dividends reinvested, for the 12 months ended September 30, 2008. The fund’s annualized seven-day yield as of that date was 1.64%.

The U.S. Treasury Money Fund of America generated a 12-month income return of 2.06% with dividends reinvested, for the period ended September 30, 2008. Because all of the fund’s earnings are derived from investments in U.S. Treasury securities, the income paid by the fund is exempt from state and local taxes. The fund’s annualized seven-day yield at the end of the fiscal year was 0.74%, reflecting a surging demand for safety as investors flocked to Treasury bills.

The Tax-Exempt Money Fund of America delivered a federally tax-free income return of 1.99%, with dividends reinvested, for the 12 months ended September 30, 2008. This is equivalent to a taxable return of 3.06% for investors in the 35% tax bracket. A portion of this return may also be exempt from some state and local taxes. The fund’s annualized seven-day yield at fiscal year-end was 2.37%, equivalent to a taxable yield of 3.65%.

Turmoil in the financial markets

The current dislocations in the financial markets began largely with problem mortgage loans and the depressed housing market. As mortgage-related troubles expanded, investors grew increasingly risk averse, shunning a broad range of debt investments. Banks and other financial institutions were particularly hard hit, with many holding consumer and commercial loans they could neither sell nor adequately appraise. Reluctant investors led to reluctant bank lending, and the ability to obtain credit constricted considerably.

To help ease credit conditions, the Federal Reserve greatly expanded its lending facilities to assist weakened financial institutions. It also cut the federal funds rate 2.75 percentage points during the funds’ fiscal year and an additional point in October, bringing the federal funds rate to 1.0%. Additionally, Congress authorized a historic rescue package designed to help banks lower their exposure to problem loans and provide additional guarantees to customer deposits.

[Begin Sidebar]
Your funds’ annualized seven-day SEC yields as of September 30, 2008*

The Cash Management Trust of America
(reflecting a fee waiver, 1.61% without the waiver)	1.64%

The U.S. Treasury Money Fund of America
(reflecting a fee waiver, 0.71% without the waiver)	0.74%

The Tax-Exempt Money Fund of America
(reflecting a fee waiver, 2.33% without the waiver)	2.37%

The Tax-Exempt Money Fund of America (taxable equivalent yield)†
(reflecting a fee waiver, 3.58% without the waiver)	3.65%

*The seven-day SEC yields more accurately reflect the funds’ current earnings than do their 30-day yields or total returns.
†Represents the fund’s taxable equivalent yield calculated at the maximum effective 35% federal tax rate.
[End Sidebar]

The impact on money market funds

The credit squeeze began to affect short-term debt markets late in the fiscal year when demand for commercial paper plunged abruptly while demand for Treasury bills soared. To alleviate this imbalance, the Federal Reserve established a program to buy commercial paper directly and the Treasury increased issuance of Treasury bills.

Additionally, the cash markets were roiled when the per-share value of a prominent money market fund fell below $1.00 because of investments in certain illiquid paper instruments and a crush of redemptions from institutional shareholders. In response, the Treasury Department offered a temporary guarantee program to qualified money market funds, enabling shareholders to receive a net asset value of $1.00 a share in the event of liquidation. Investments made in participating funds after September 19 will not be guaranteed. The guarantee program runs through December 18 and can be extended by the Treasury for up to an additional 9 months.

As always, investments in American Funds money market funds adhere to strict credit quality, maturity and diversification guidelines. While all three of our money market funds are participating in the guarantee program, we believe that it is highly unlikely that it will be needed.

A balm for nervous markets

Money market funds have long served an important function in an investor’s overall portfolio. They afford a measure of stability during periods of market volatility and uncertainty and provide necessary cash when unexpected needs arise. To learn more about the money markets and the benefits of money market funds, please see our feature article on page 4.

During the past year, our three money market funds have grown significantly. We take this opportunity to welcome new shareholders and remind all shareholders that these funds are prudently managed to provide a reasonable return while protecting the principal invested.

We appreciate your confidence and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.	/s/ Abner D. Goldstine
Paul G. Haaga, Jr.	Abner D. Goldstine
Vice Chairman of the Boards	President

November 10, 2008

For current information about the funds, visit americanfunds.com.

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[Begin Sidebar]
Consumer Price Index and federal funds target rate vs. fund yields1

For the five years ended September 30, 2008 (plotted monthly)

The Cash Management Trust of America
The U.S. Treasury Money Fund of America (3)
The Tax-Exempt Money Fund of America (2)
Federal funds rate (target rate)
Consumer Price Index (inflation)

 9/03
1.06
0.42
0.41
1.00
2.32

 10/03
0.89
0.37
0.39
1.00
2.04

 11/03
0.77
0.29
0.44
1.00
1.77

 12/03
0.73
0.25
0.47
1.00
1.88

 1/04
0.59
0.17
0.29
1.00
1.93

 2/04
0.63
0.30
0.55
1.00
1.69

 3/04
0.60
0.30
0.43
1.00
1.74

 4/04
0.67
0.39
0.48
1.00
2.29

 5/04
0.73
0.29
0.53
1.00
3.05

 6/04
0.67
0.39
0.57
1.00
3.27

 7/04
1.03
0.49
0.57
1.25
2.99

 8/04
1.42
0.76
0.64
1.50
2.65

 9/04
1.51
0.88
0.73
1.75
2.54

 10/04
1.47
1.04
1.00
1.75
3.19

 11/04
1.50
1.13
1.22
2.00
3.52

 12/04
1.69
1.43
1.29
2.25
3.26

 1/05
1.76
1.48
1.20
2.25
2.97

 2/05
1.89
1.64
1.47
2.50
3.01

 3/05
2.12
1.98
1.52
2.75
3.15

 4/05
2.31
2.10
1.75
2.75
3.51

 5/05
2.50
2.22
2.11
3.00
2.80

 6/05
2.51
2.29
2.12
3.00
2.53

 7/05
2.84
2.58
2.07
3.25
3.17

 8/05
3.05
2.69
2.10
3.50
3.64

 9/05
3.17
2.77
2.03
3.75
4.69

 10/05
3.35
2.93
2.26
3.75
4.35

 11/05
3.54
3.04
2.33
4.00
3.46

 12/05
3.73
3.19
2.50
4.25
3.42

 1/06
3.95
3.44
2.58
4.50
3.99

 2/06
3.99
3.60
2.67
4.50
3.60

 3/06
4.09
3.78
2.60
4.75
3.36

 4/06
4.34
4.06
2.86
4.75
3.55

 5/06
4.54
4.09
3.02
5.00
4.17

 6/06
4.68
4.24
3.01
5.25
4.32

 7/06
4.87
4.35
3.02
5.25
4.15

 8/06
4.88
4.50
3.11
5.25
3.82

 9/06
4.81
4.41
3.12
5.25
2.06

 10/06
4.81
4.33
3.09
5.25
1.31

 11/06
4.87
4.46
3.06
5.25
1.97

 12/06
4.79
4.41
3.07
5.25
2.54

 1/07
4.84
4.46
3.05
5.25
2.08

 2/07
4.79
4.51
3.17
5.25
2.42

 3/07
4.79
4.50
3.20
5.25
2.78

 4/07
4.87
4.43
3.18
5.25
2.57

 5/07
4.86
4.40
3.27
5.25
2.69

 6/07
4.83
4.31
3.24
5.25
2.69

 7/07
4.86
4.36
3.23
5.25
2.36

 8/07
4.83
4.03
3.23
5.25
1.97

 9/07
4.83
3.80
3.25
4.75
2.76

 10/07
4.55
3.57
3.10
4.50
3.54

 11/07
4.24
3.37
3.05
4.50
4.31

 12/07
4.04
2.79
2.86
4.25
4.08

 1/08
3.58
2.67
2.39
3.00
4.28

 2/08
2.79
2.29
1.96
3.00
4.03

 3/08
2.12
1.47
1.47
2.25
3.98

 4/08
1.92
1.34
1.53
2.00
3.94

 5/08
1.79
1.06
1.43
2.00
4.18

 6/08
1.82
1.13
1.35
2.00
5.02

 7/08
1.73
1.29
1.25
2.00
5.60

 8/08
1.64
1.35
1.15
2.00
5.37

 9/08
1.64
0.74
2.37
2.00
4.94

The seven-day SEC yields more accurately reflect the funds’ current earnings than do their 30-day yields or total returns.
For The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, the investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. For The Cash Management Trust of America, the investment adviser waived 10% of its management fees beginning October 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights tables on pages 20, 21, 31 and 47 for details.

[1]	Equivalent to Securities and Exchange Commission (SEC) yields. Represents the seven-day month-end averages.
[2]	Represents the fund’s taxable equivalent yield calculated at the maximum effective 35% federal tax rate.
[3]
Because income paid by The U.S. Treasury Money Fund of America is exempt from state and local taxes in most states, the fund’s taxable equivalent yield would be higher than the rates shown in the chart.

[End Sidebar]
[end line chart]

Other share class results	unaudited

Classes B, C, F and 529 (for The Cash Management Trust of America)

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2008:

	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	–3.02%	1.82%	2.16%
Not reflecting CDSC	1.98	2.19	2.16

Class C shares — first sold 3/16/01
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	0.84	2.06	1.62
Not reflecting CDSC	1.84	2.06	1.62

Class F-1 shares[1] — first sold 3/26/01
Not reflecting annual asset-based fee charged by sponsoring firm	2.57	2.72	2.26

Class F-2 shares[1] — first sold 9/23/08
Not reflecting annual asset-based fee charged by sponsoring firm	—	—	0.03[2]

Class 529-A shares[1,3] — first sold 2/15/02	2.65	2.80	2.32

Class 529-B shares[3] — first sold 6/7/02
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	–3.16	1.69	1.66
Not reflecting CDSC	1.84	2.06	1.66

Class 529-C shares[3] — first sold 4/2/02
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	0.74	1.98	1.57
Not reflecting CDSC	1.74	1.98	1.57

Class 529-E shares[1,3] — first sold 3/11/02	2.24	2.40	1.92

Class 529-F-1 shares[1,3] — first sold 9/16/02
Not reflecting annual asset-based fee charged by sponsoring firm	2.76	2.81	2.40

[1]	These shares are sold without any initial or contingent deferred sales charge.
[2]	Results are cumulative total returns; they are not annualized.
[3]	Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 10% of its management fees beginning October 1, 2005. The investment adviser also has reimbursed certain expenses for some share classes. Fund results shown reflect the waiver and/or reimbursement, without which they would have been lower. Please see the Financial Highlights table on pages 20 and 21 for details.

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A closer look:
Understanding the money markets

Money market mutual funds serve a number of key purposes for investors. They function as a flexible cash reserve that can be tapped for unexpected emergencies or monthly bills. They can be used to accumulate cash intended for a program of regularly scheduled investments in stock and bond funds.

Perhaps most importantly, money market funds can help by providing relative stability and liquidity. The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America are all managed to maintain a stable net asset value in steady as well as volatile financial markets while seeking to generate modest income.

Given the recent uncertainty in the credit markets, many investors may have concerns about the safety of their cash-equivalent investments. We thought it would be instructive to offer an overview of the money markets and the means our investment professionals employ as they choose from investments that have met the funds’ primary goals of safety and stability.

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Money market funds can be used as a cash reserve for future investment opportunities and can help provide relative stability and liquidity in a portfolio.
[End Sidebar]

The money market

Money market instruments are debt instruments with a maturity of one year or less. Due to their short maturity they are typically highly liquid and involve less market risk than other types of fixed-income securities. The U.S. money market comprises several trillion dollars of debt that includes commercial paper issued by various corporations, bank certificates of deposit and government instruments such as Treasury bills, federal agency debt and short-term municipal issues.

From a credit perspective, Treasury bills, or T-bills, are considered the least risky of all money market instruments because they are backed by the full faith and credit of the U.S. government. They generally have maturities of anywhere from one day to one year. There were $1.1 trillion in T-bills outstanding as of June 30, 2008, according to the Federal Reserve. Because investors regard T-bills as the safest short-term debt vehicle, they typically provide less income than other investments.

Public debt instruments

U.S. government agencies and government-sponsored enterprises also issue short-term securities to help finance their operations. Among them are the Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae). These investments, which also have the backing or support of the federal government, are generally considered to carry little credit risk.

State and local governments also issue short-term debt in the form of municipal notes to fund their own expenditures or provide short-term financing to entities such as state colleges and not-for-profit hospitals. These securities sometimes are backed by the state and sometimes by the income from a specific project. Often they are guaranteed by insurance companies or a letter of credit from a bank. There were $114 billion in outstanding municipal notes as of June 30, 2008, as reported by the Federal Reserve. These investments have the advantage of being exempt from federal taxation.

CDs and commercial paper

As of June 30, 2008, there were more than $4.16 trillion outstanding in commercial paper and certificates of deposit (CDs). This included more than $2.41 trillion in large bank certificates of deposit and bankers’ acceptances.

Commercial paper is an unsecured, short-term loan typically issued by companies with high-quality credit ratings. Industrial and financial companies frequently issue commercial paper to fund many of their day-to-day working capital needs. For example, an industrial corporation might issue commercial paper to meet its payroll or finance inventories. These instruments often have maturities of three months or less and can be as short as overnight. At June 30, 2008, the commercial paper market totaled $1.75 trillion. State and local governments also issue tax-exempt commercial paper for a variety of projects.

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The growth of money market mutual fund assets

From 1998 to 2007, money market mutual fund assets rose more than 130% to $3.12 trillion. Money market fund assets in 2007 accounted for 26% of all mutual fund assets, compared with 54% ($6.53 trillion) for stock fund assets.

[begin bar chart]

1998	$1,352
1999	$1,613
2000	$1,845
2001	$2,285
2002	$2,272
2003	$2,052
2004	$1,913
2005	$2,041
2006	$2,354
2007	$3,118

Figures in billions of dollars.
Source: The Investment Company Institute.
[End Sidebar]
[end bar chart]

Rules of the road

The Securities and Exchange Commission (SEC) has established strict limits regarding the maturity, diversity and credit quality of investments eligible for money market funds. For example, money market funds may only invest in commercial paper issued by entities awarded one of the two highest credit ratings as designated by at least two of the nationally recognized rating agencies.

We go a step further and adhere to stringent internal guidelines related to credit quality, maturity and diversification. For example, our guidelines stipulate that The Cash Management Trust of America and The Tax-Exempt Money Fund of America may invest only in short-term securities assigned the highest short-term credit quality rating by recognized agencies such as Moody’s and Standard & Poor’s.

Our evaluation process

While we have strict ratings guidelines, we don’t rely on credit ratings alone. American Funds money market analysts have always taken a highly proactive approach when determining an issuer’s credit-worthiness. These professionals — who collectively have more than 50 years experience evaluating debt instruments —continually monitor and modify an approved list of about 200 short-term issuers from which our traders identify investment opportunities.

The analysts review each issuer initially and thereafter annually, but conduct more frequent evaluations when circumstances dictate. During the recent turmoil in the credit markets, for example, they carefully poured over company financial statements and monitored asset-backed commercial paper for any exposure to riskier receivables, such as subprime mortgages.

For The U.S. Treasury Money Fund of America, which invests exclusively in U.S. Treasuries, identifying the best values within acceptable maturity ranges is the top priority. In fact, because many of the investments in all three of our money market funds mature within 90 days, investment professionals must constantly be looking to replace obligations.

As part of their effort to identify worthwhile investments, our analysts study current yields within the context of maturity cycles. In the case of both The Cash Management Trust of America and The Tax-Exempt Money Fund of America, our analysts seek diversification among various maturities as well as industries.

The important role of money market funds

American Funds money market funds provide swift access to cash. Shares can easily be redeemed online, by telephone or by mail. The funds also offer free check-writing privileges. In addition, you can earn a money market rate of return while accumulating a cash reserve that can be used for future investment opportunities.

As with our equity and bond funds, the money market funds are managed by experienced, dedicated professionals who recognize the value of every dollar you invest—and continually strive to preserve that value, regardless of market conditions.

The Cash Management Trust of America

Investment portfolio
September 30, 2008

[begin pie chart]
Percent of Net Assets
Commercial paper	56.0%
Federal agency discount notes	25.7
U.S. Treasuries	18.1
Other assets less liabilities	0.2
[end pie chart]

		Principal
	Yield at	amount	Value
Short-term securities - 99.80%	acquisition	(000)	(000)

Commercial paper - 55.96%
Alcon Capital Corp. (1)
October 9, 2008	2.01%	$20,000	$19,990
American Express Credit Corp.
October 3, 2008	2.48	50,000	49,990
American Honda Finance Corp.
October 6, 2008	2.16	50,000	49,982
October 7, 2008	2.16	50,000	49,979
October 8, 2008	2.21	55,000	54,967
October 24, 2008	2.25	100,000	99,850
October 28, 2008	2.24	55,000	54,884
November 19, 2008	2.26	48,300	48,076
AstraZeneca PLC (1)
October 10, 2008	2.00	25,000	24,986
October 15, 2008	2.20	92,000	91,916
October 24, 2008	2.03	25,000	24,966
AT&T Inc. (1)
October 10, 2008	2.60	35,000	34,975
October 14, 2008	2.21	35,000	34,970
October 20, 2008	2.19	124,500	124,324
October 21, 2008	2.30	65,000	64,906
October 22, 2008	2.14	35,000	34,942
October 24, 2008	2.26	75,000	74,887
October 31, 2008	2.26	50,000	49,903
November 7, 2008	2.11	30,000	29,933
November 10, 2008	2.14	25,000	24,925
Bank of America Corp.
October 3, 2008	2.27	100,000	99,981
October 16, 2008	3.26	25,000	24,964
BASF AG (1)
October 9, 2008	2.13	50,000	49,973
October 20, 2008	2.62	35,000	34,949
October 21, 2008	2.06	100,000	99,844
October 24, 2008	2.46	30,000	29,951
October 27, 2008	2.08	50,000	49,922
October 30, 2008	2.07	50,000	49,914
October 31, 2008	2.71	50,000	49,884
November 3, 2008	2.09	50,000	49,874
November 4, 2008	2.11	25,000	24,934
November 5, 2008	2.66	25,000	24,934
Becton, Dickinson and Co.
October 2, 2008	2.08	25,000	24,997
BMW U.S. Capital LLC (1)
October 6, 2008	2.04	35,000	34,988
October 10, 2008	2.04	75,000	74,957
October 17, 2008	2.05	25,000	24,976
October 30, 2008	2.20	21,000	20,962
November 24, 2008	2.11	50,000	49,840
BNP Paribas Finance Inc.
October 6, 2008	2.47	50,000	49,979
BP Capital Markets PLC (1)
October 15, 2008	2.20	25,000	24,977
November 19, 2008	2.11	50,000	49,854
Brown-Forman Corp. (1)
October 31, 2008	2.51	25,000	24,946
CAFCO, LLC (1)
October 1, 2008	2.43	50,000	49,997
October 3, 2008	4.00	65,000	64,978
October 7, 2008	2.42	50,000	49,976
October 20, 2008	3.76	45,400	45,305
Caisse d'Amortissement de la Dette Sociale
October 8, 2008	2.19	100,000	99,951
October 15, 2008	2.06	44,500	44,462
November 3, 2008	2.20	50,000	49,874
November 7, 2008	2.19	150,000	149,573
November 10, 2008	2.17	75,000	74,777
November 13, 2008	2.14	19,900	19,836
Canada Bills
November 10, 2008	1.81	70,000	69,856
November 12, 2008	1.81	200,000	199,570
Canadian Wheat Board
November 14, 2008	1.80	25,000	24,944
December 2, 2008	1.67	25,000	24,928
Caterpillar Financial Services Corp.
October 15, 2008	2.01	20,000	19,983
Caterpillar Inc. (1)
October 30, 2008	2.21	49,500	49,409
Chevron Funding Corp.
October 1, 2008	2.16	50,000	49,997
October 7, 2008	2.12	100,000	99,959
October 9, 2008	2.16	65,000	64,965
October 17, 2008	2.16	50,000	49,949
November 5, 2008	2.46	25,000	24,939
Coca-Cola Co. (1)
October 21, 2008	2.12	100,000	99,877
November 4, 2008	2.26	100,000	99,781
November 6, 2008	2.13	75,000	74,790
November 10, 2008	2.11	25,000	24,940
November 12, 2008	2.11	50,000	49,875
November 18, 2008	2.14	75,000	74,782
Concentrate Manufacturing Co. of Ireland (1)
October 8, 2008	2.04	18,000	17,992
October 16, 2008	2.27	50,000	49,950
E.I. duPont de Nemours and Co. (1)
October 9, 2008	2.05	75,000	74,962
October 10, 2008	2.05	50,000	49,972
November 4, 2008	2.21	130,000	129,722
Eksportfinans ASA (1)
October 10, 2008	2.31	62,000	61,954
November 4, 2008	2.19	50,000	49,896
November 5, 2008	2.21	30,000	29,919
Electricité de France (1)
October 9, 2008	3.51	50,000	49,956
November 10, 2008	3.01	50,000	49,829
November 12, 2008	2.27	75,000	74,765
Emerson Electric Co. (1)
October 29, 2008	2.15	14,100	14,076
November 3, 2008	2.05	35,900	35,830
Enterprise Funding Corp. (1)
October 1, 2008	5.00	50,000	49,993
October 7, 2008	2.44	30,000	29,986
Estée Lauder Companies Inc. (1)
October 16, 2008	2.05	11,000	10,990
October 23, 2008	2.11	14,000	13,976
European Investment Bank
October 1, 2008	2.10	100,000	99,993
October 8, 2008	2.14	100,000	99,940
October 15, 2008	2.10	100,000	99,912
Export Development Canada
October 10, 2008	2.03	27,000	26,985
November 3, 2008	2.04	100,000	99,747
November 7, 2008	2.14	75,000	74,831
Harvard University
November 4, 2008	2.04	25,000	24,951
Hewlett-Packard Co. (1)
October 3, 2008	2.18	200,000	199,964
October 14, 2008	2.23	20,000	19,983
October 17, 2008	2.15	50,000	49,949
October 28, 2008	2.83	150,000	149,671
November 5, 2008	2.72	95,000	94,743
Honeywell International Inc. (1)
October 2, 2008	2.01	50,000	49,994
October 3, 2008	2.01	50,000	49,992
October 16, 2008	2.12	17,000	16,984
October 23, 2008	2.02	15,000	14,981
October 27, 2008	2.15	18,300	18,270
November 5, 2008	2.07	75,000	74,796
IBM Capital Inc. (1)
October 24, 2008	2.00	38,030	37,979
IBM International Group Capital LLC (1)
October 21, 2008	2.13	40,000	39,951
November 14, 2008	2.31	100,000	99,712
November 17, 2008	2.35	25,000	24,922
Illinois Tool Works Inc.
October 1, 2008	2.13	50,000	49,997
October 10, 2008	2.08	50,000	49,971
John Deere Capital Corp. (1)
October 14, 2008	2.14	24,875	24,849
October 15, 2008	2.11	20,000	19,977
October 17, 2008	2.11	60,000	59,922
October 29, 2008	2.41	60,000	59,884
John Deere Credit Ltd.
November 7, 2008	2.16	25,000	24,943
Johnson & Johnson (1)
October 6, 2008	2.02	20,000	19,993
October 7, 2008	2.05	100,000	99,960
October 23, 2008	2.05	50,000	49,914
October 30, 2008	2.05	100,000	99,772
October 31, 2008	2.06	75,000	74,823
JPMorgan Chase & Co.
October 1, 2008	2.31	50,000	49,997
Jupiter Securitization Co., LLC (1)
October 10, 2008	2.46	75,000	74,949
October 14, 2008	2.46	35,000	34,967
KfW (1)
October 3, 2008	2.30	50,000	49,990
October 22, 2008	2.19	80,000	79,868
October 29, 2008	2.45	30,000	29,941
November 6, 2008	2.16	25,100	25,045
November 7, 2008	2.24	42,400	42,279
November 14, 2008	2.26	110,000	109,637
Medtronic Inc. (1)
October 14, 2008	2.03	30,000	29,976
Merck & Co. Inc.
October 24, 2008	2.20	59,000	58,913
November 3, 2008	2.07	42,000	41,918
November 5, 2008	2.07	50,000	49,897
November 14, 2008	2.07	100,000	99,670
Nestlé Capital Corp. (1)
October 10, 2008	1.74	50,000	49,976
October 14, 2008	2.05	119,200	119,105
October 15, 2008	2.11	78,900	78,831
Nestlé Finance International Ltd.
October 6, 2008	2.14	50,000	49,982
November 12, 2008	2.01	125,000	124,701
NetJets Inc. (1)
October 6, 2008	2.07	20,600	20,593
October 16, 2008	2.01	25,000	24,978
October 30, 2008	2.00	30,000	29,950
Novartis Finance Corp. (1)
October 2, 2008	2.19	95,000	94,986
October 9, 2008	2.13	22,500	22,488
October 14, 2008	3.51	10,000	9,986
October 16, 2008	2.17	50,000	49,952
October 17, 2008	2.11	122,500	122,378
October 24, 2008	2.15	100,000	99,838
November 14, 2008	2.19	35,250	35,134
Old Line Funding, LLC (1)
October 15, 2008	2.49	50,000	49,948
Paccar Financial Corp.
October 9, 2008	2.01	37,000	36,981
Park Avenue Receivables Co., LLC (1)
October 8, 2008	2.46	46,500	46,475
October 15, 2008	2.46	40,000	39,959
PepsiCo Inc. (1)
October 2, 2008	2.05	20,000	19,998
October 8, 2008	2.03	25,000	24,989
Pfizer Inc (1)
October 7, 2008	2.03	50,000	49,980
October 20, 2008	2.00	75,000	74,917
October 22, 2008	2.20	85,000	84,886
November 5, 2008	2.10	100,000	99,731
Private Export Funding Corp. (1)
October 1, 2008	2.21	50,000	49,997
October 17, 2008	2.21	25,000	24,972
October 20, 2008	2.21	25,000	24,967
October 21, 2008	2.21	50,000	49,931
November 14, 2008	2.13	15,000	14,960
Procter & Gamble Co. (1)
October 8, 2008	2.05	100,000	99,954
October 10, 2008	2.11	50,000	49,963
October 14, 2008	2.13	125,000	124,897
Procter & Gamble International Funding S.C.A. (1)
October 14, 2008	2.09	35,000	34,964
October 22, 2008	2.56	30,000	29,953
October 23, 2008	2.09	150,000	149,741
November 18, 2008	2.23	60,000	59,819
Rabobank USA Financial Corp.
October 6, 2008	2.36	50,000	49,980
Shell International Finance BV (1)
November 13, 2008	2.09	71,300	71,070
November 26, 2008	2.26	40,000	39,845
Société Générale North America, Inc.
October 7, 2008	2.67	155,000	154,920
Svenska Handelsbanken Inc.
October 8, 2008	2.60	75,000	74,955
Swedish Export Credit Corp.
October 17, 2008	1.95	185,000	184,830
Toronto-Dominion Holdings USA Inc. (1)
October 6, 2008	2.56	50,000	49,978
October 9, 2008	2.38	100,000	99,941
Toyota Credit de Puerto Rico Corp.
October 21, 2008	2.51	50,000	49,927
November 24, 2008	3.07	50,000	49,767
Toyota Motor Credit Corp.
October 3, 2008	2.25	60,000	59,989
October 15, 2008	2.36	30,000	29,971
October 21, 2008	2.51	75,000	74,891
October 22, 2008	2.42	50,000	49,927
October 28, 2008	2.42	40,000	39,926
United Parcel Service Inc. (1)
October 14, 2008	2.05	50,000	49,960
October 15, 2008	2.05	50,000	49,958
October 17, 2008	2.01	50,000	49,952
October 31, 2008	2.05	50,000	49,913
November 4, 2008	2.01	25,000	24,951
November 5, 2008	2.01	50,000	49,900
November 10, 2008	1.98	50,000	49,890
November 12, 2008	2.02	25,000	24,940
United Technologies Corp. (1)
October 31, 2008	2.16	25,000	24,954
Wal-Mart Stores Inc. (1)
October 27, 2008	2.06	200,000	199,598
November 13, 2008	2.16	100,000	99,737
Walt Disney Co.
October 8, 2008	2.03	25,000	24,989
October 28, 2008	2.01	25,000	24,947
October 30, 2008	2.02	35,000	34,941
Wells Fargo & Co.
October 10, 2008	2.48	50,000	49,966
October 24, 2008	3.17	50,000	49,895
Westpac Banking Corp. (1)
October 8, 2008	2.23	25,000	24,988
October 15, 2008	2.23	75,000	74,930
Yale University
October 27, 2008	2.51	53,195	53,088
Total commercial paper			11,703,568

Federal agency discount notes - 25.72%
Fannie Mae
October 31, 2008	2.21	44,000	43,917
November 3, 2008	2.08	511,301	510,298
November 4, 2008	2.31	97,477	97,259
November 7, 2008	2.14	102,900	102,664
November 10, 2008	2.39	225,000	224,389
November 12, 2008	2.39	100,000	99,716
November 14, 2008	2.36	365,000	363,926
November 17, 2008	2.09	289,900	289,088
November 26, 2008	2.01	75,000	74,835
December 1, 2008	2.56	47,500	47,400
December 8, 2008	2.46	132,300	131,973
Federal Farm Credit Banks
October 7, 2008	2.10	40,000	39,984
October 17, 2008	2.17	25,000	24,974
October 22, 2008	2.16	25,000	24,968
November 4, 2008	2.24	25,000	24,951
November 6, 2008	2.23	25,000	24,948
November 7, 2008	2.23	25,000	24,947
November 10, 2008	2.23	20,000	19,944
November 13, 2008	2.26	30,000	29,911
November 14, 2008	2.26	25,000	24,924
Federal Home Loan Bank
October 1, 2008	2.31	50,000	49,997
October 3, 2008	2.33	1,200	1,200
October 15, 2008	2.10	13,100	13,089
October 17, 2008	2.10	50,000	49,950
October 20, 2008	2.11	43,295	43,244
October 22, 2008	2.12	100,000	99,870
October 24, 2008	2.35	100,000	99,843
October 27, 2008	2.04	74,300	74,187
October 31, 2008	2.27	214,600	214,182
November 3, 2008	2.09	20,000	19,961
November 5, 2008	2.20	149,286	148,959
November 6, 2008	2.31	100,000	99,764
November 12, 2008	2.06	100,000	99,755
November 17, 2008	2.41	75,000	74,760
December 1, 2008	2.99	150,000	149,683
Freddie Mac
October 16, 2008	2.20	75,000	74,927
October 27, 2008	2.18	88,500	88,355
November 4, 2008	2.13	274,600	274,032
November 7, 2008	2.03	200,000	199,573
November 10, 2008	2.13	86,500	86,265
November 14, 2008	2.01	22,000	21,945
November 17, 2008	1.93	275,000	274,390
November 20, 2008	2.26	100,000	99,681
November 24, 2008	2.49	175,000	174,337
December 2, 2008	2.76	125,000	124,730
December 3, 2008	2.76	100,000	99,778
December 4, 2008	2.36	75,000	74,830
December 8, 2008	2.64	72,900	72,720
International Bank for Reconstruction and Development
October 6, 2008	1.90	200,000	199,937
October 9, 2008	1.90	50,000	49,976
Total federal agency discount notes			5,378,936

U.S. Treasuries - 18.12%
U.S. Treasury Bills
October 2, 2008	1.66	375,000	374,969
October 9, 2008	1.61	140,650	140,598
October 16, 2008	1.59	350,000	349,756
October 23, 2008	0.35	173,000	172,877
October 30, 2008	1.08	285,000	284,665
November 6, 2008	1.62	447,000	446,324
November 13, 2008	1.80	400,000	399,361
November 20, 2008	1.68	600,000	598,556
November 28, 2008	1.65	200,000	199,873
December 4, 2008	1.65	450,000	449,415
December 11, 2008	1.63	275,000	274,623
December 26, 2008	0.58	100,000	99,839
Total U.S. Treasuries			3,790,856

Total investment securities (cost: $20,871,049,000)			20,873,360
Other assets less liabilities			41,758

Net assets			$20,915,118

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $7,808,118,000, which represented 37.33% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008		(dollars in thousands)

Assets:
Investment securities, at value (cost: $20,871,049)			$20,873,360
Cash			9,519
Receivables for sales of fund's shares			344,063
			21,226,942
Liabilities:
Payables for:
Purchases of investments		$24,928
Repurchases of fund's shares		275,971
Dividends on fund's shares		514
Investment advisory services		4,050
Services provided by affiliates		6,059
Trustees' deferred compensation		132
Other		170	311,824
Net assets at September 30, 2008			$20,915,118

Net assets consist of:
Capital paid in on shares of beneficial interest			$20,912,807
Net unrealized appreciation			2,311
Net assets at September 30, 2008			$20,915,118

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (20,912,801 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$16,045,492	16,043,712	$1.00
Class B	549,309	549,249	1.00
Class C	692,827	692,752	1.00
Class F-1	121,984	121,971	1.00
Class F-2	591	591	1.00
Class 529-A	429,604	429,557	1.00
Class 529-B	26,598	26,595	1.00
Class 529-C	81,808	81,799	1.00
Class 529-E	26,397	26,394	1.00
Class 529-F-1	24,512	24,509	1.00
Class R-1	62,850	62,843	1.00
Class R-2	1,055,243	1,055,126	1.00
Class R-3	963,999	963,892	1.00
Class R-4	494,925	494,870	1.00
Class R-5	338,979	338,941	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008		(dollars in thousands)

Investment income:
Income:
Interest			$561,804

Fees and expenses*:
Investment advisory services		$49,384
Distribution services		31,915
Transfer agent services		15,199
Administrative services		8,370
Reports to shareholders		479
Registration statement and prospectus		1,488
Postage, stationery and supplies		1,900
Trustees' compensation		149
Auditing and legal		75
Custodian		300
State and local taxes		123
Other		81
Total fees and expenses before reimbursements/waivers		109,463
Less reimbursements/waivers of fees and expenses:
Investment advisory services		4,938
Administrative services		124
Total fees and expenses after reimbursements/waivers			104,401
Net investment income			457,403

Net unrealized appreciation on investments			2,915

Net increase in net assets resulting from operations			$460,318

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended
		September 30
		2008	2007
Operations:
Net investment income		$457,403	$598,418
Net unrealized appreciation (depreciation) on investments		2,915	(925)
Net increase in net assets resulting from operations		460,318	597,493

Dividends paid or accrued to shareholders from net investment income		(457,399)	(598,414)

Net capital share transactions		6,131,504	3,504,330

Total increase in net assets		6,134,423	3,503,409

Net assets:
Beginning of year		14,780,695	11,277,286

End of year		$20,915,118	$14,780,695

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Cash Management Trust of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The fund offers 15 share classes consisting of five retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	None	None	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

On September 12, 2008, the fund made an additional retail share class (Class F-2) available for sale pursuant to an amendment to its registration statement filed with the Securities and Exchange Commission (“SEC”). In addition, Class F shares were renamed Class F-1 and Class 529-F shares were renamed Class 529-F-1. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund values its shares in accordance with SEC rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation – Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Normally, the fund invests substantially in high-quality money market instruments, such as commercial paper, commercial bank obligations, savings association obligations, U.S. or Canadian government securities, and short-term corporate bonds and notes. These securities may have credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the fund to experience a loss and may affect its share price.

In addition, the fund may invest in securities issued by entities domiciled outside of the U.S. or in securities with credit and liquidity support features provided by entities domiciled outside of the U.S. These securities may be affected by unfavorable political, economic or governmental developments that could affect the repayment of principal or the payment of interest. Securities of U.S. issuers with substantial operations outside the United States may also be subject to similar risks.

3. Taxation and distributions

Federal income taxation - The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2008, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes.

As of September 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$646
Gross unrealized appreciation on investment securities	3,908
Gross unrealized depreciation on investment securities	(1,597)
Net unrealized appreciation on investment securities	2,311
Cost of investment securities	20,871,049

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2008		Year ended September 30, 2007
Class A	$385,036		$502,094
Class B	5,659		6,604
Class C	5,811		5,486
Class F-1	1,397		1,199
Class F-2*	-	†	-
Class 529-A	8,553		10,493
Class 529-B	264		262
Class 529-C	712		834
Class 529-E	444		601
Class 529-F-1	417		394
Class R-1	782		1,077
Class R-2	14,904		27,010
Class R-3	16,530		22,612
Class R-4	10,065		11,772
Class R-5	6,825		7,976
Total	$457,399		$598,414

* Class F-2 was offered beginning September 12, 2008.
† Amount less than one thousand.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.320% on the first $1 billion of daily net assets and decreasing to 0.270% on such assets in excess of $2 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $4,938,000. As a result, the fee shown on the accompanying financial statements of $49,384,000, which was equivalent to an annualized rate of 0.274%, was reduced to $44,446,000, or 0.247% of average daily net assets.

The Investment Advisory and Service Agreement also provides that CRMC will reimburse the fund’s Class A shares to the extent that annual operating expenses exceed 25% of gross income. Expenses related to interest, taxes, brokerage commissions and extraordinary items are not subject to these limitations. During the year ended September 30, 2008, no such reimbursement was required.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2 and R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.15% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes except Classes F-2 and R-5 may use a portion (0.15% for Class A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.15%	0.15%
Class 529-A	0.15	0.50
Classes B and 529-B	0.90	0.90
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2008, the total administrative services fees paid by CRMC were $124,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$11,720	$14,918	Not applicable	Not applicable	Not applicable
Class B	2,989	281	Not applicable	Not applicable	Not applicable
Class C	3,847	Included in administrative services	$403	$83	Not applicable
Class F-1	159		72	33	Not applicable
Class F-2 *	Not applicable		- †	- †	Not applicable
Class 529-A	341		360	76	$ 345
Class 529-B	152		16	4	17
Class 529-C	496		49	13	50
Class 529-E	106		22	5	21
Class 529-F-1	-		16	3	16
Class R-1	481		51	26	Not applicable
Class R-2	6,692		1,304	2,759	Not applicable
Class R-3	3,904		1,131	575	Not applicable
Class R-4	1,028		597	43	Not applicable
Class R-5	Not applicable		253	27	Not applicable
Total	$31,915	$15,199	$4,274	$3,647	$449

* Class F-2 was offered beginning September 12, 2008.
† Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$27,308,954	27,308,954	$371,463	371,463	$(23,660,278)	(23,660,278)	$4,020,139	4,020,139
Class B	617,367	617,367	5,226	5,226	(288,253)	(288,253)	334,340	334,340
Class C	975,490	975,490	5,456	5,456	(504,451)	(504,451)	476,495	476,495
Class F-1	167,071	167,071	1,125	1,125	(82,705)	(82,705)	85,491	85,491
Class F-2(2)	591	591	- (3)	-(3)	-	-	591	591
Class 529-A	339,827	339,827	8,482	8,482	(187,883)	(187,883)	160,426	160,426
Class 529-B	20,825	20,825	261	261	(5,000)	(5,000)	16,086	16,086
Class 529-C	76,790	76,790	707	707	(25,372)	(25,372)	52,125	52,125
Class 529-E	18,215	18,215	441	441	(8,849)	(8,849)	9,807	9,807
Class 529-F-1	20,705	20,705	414	414	(7,353)	(7,353)	13,766	13,766
Class R-1	85,995	85,995	769	769	(62,533)	(62,533)	24,231	24,231
Class R-2	1,402,801	1,402,801	14,567	14,567	(1,133,027)	(1,133,027)	284,341	284,341
Class R-3	1,398,646	1,398,646	16,223	16,223	(1,072,142)	(1,072,142)	342,727	342,727
Class R-4	776,603	776,603	9,872	9,872	(634,411)	(634,411)	152,064	152,064
Class R-5	821,893	821,893	6,658	6,658	(669,676)	(669,676)	158,875	158,875
Total net increase
(decrease)	$34,031,773	34,031,773	$441,664	441,664	$(28,341,933)	(28,341,933)	$6,131,504	6,131,504

Year ended September 30, 2007
Class A	$20,975,434	20,975,434	$483,509	483,509	$(18,788,611)	(18,788,611)	$2,670,332	2,670,332
Class B	213,596	213,596	5,988	5,988	(162,708)	(162,708)	56,876	56,876
Class C	322,598	322,598	4,987	4,987	(244,537)	(244,537)	83,048	83,048
Class F-1	70,101	70,101	998	998	(56,801)	(56,801)	14,298	14,298
Class 529-A	205,640	205,640	10,392	10,392	(130,261)	(130,261)	85,771	85,771
Class 529-B	7,484	7,484	260	260	(1,876)	(1,876)	5,868	5,868
Class 529-C	25,771	25,771	826	826	(13,836)	(13,836)	12,761	12,761
Class 529-E	11,320	11,320	598	598	(6,252)	(6,252)	5,666	5,666
Class 529-F-1	10,098	10,098	389	389	(5,334)	(5,334)	5,153	5,153
Class R-1	78,853	78,853	1,059	1,059	(58,614)	(58,614)	21,298	21,298
Class R-2	1,278,637	1,278,637	26,283	26,283	(1,142,668)	(1,142,668)	162,252	162,252
Class R-3	1,030,208	1,030,208	22,125	22,125	(872,963)	(872,963)	179,370	179,370
Class R-4	644,321	644,321	11,589	11,589	(487,914)	(487,914)	167,996	167,996
Class R-5	391,043	391,043	7,839	7,839	(365,241)	(365,241)	33,641	33,641
Total net increase
(decrease)	$25,265,104	25,265,104	$576,842	576,842	$(22,337,616)	(22,337,616)	$3,504,330	3,504,330

(1) Includes exchanges between share classes of the fund.
(2) Class F-2 was offered beginning September 12, 2008.
(3) Amount less than one thousand.

6. Subsequent event

After the fund’s fiscal year-end, the board of trustees approved participation in the U.S. Treasury Department Guarantee Program for Money Market Funds (the “Program”). Subject to provisions contained in a guarantee agreement signed by the fund, the Program guarantees that in the event the fund is liquidated, each shareholder of record on September 19, 2008, will receive $1.00 net asset value for the lesser of the shares held on September 19, 2008, and the date the fund’s net asset value falls below $0.995. Shares purchased subsequent to September 19, 2008, are not covered under the Program to the extent that the number of shares held in a particular account exceeds the number of shares held in that account on September 19, 2008. The fund paid a fee of $2,039,000, equivalent to 0.01% of the fund’s net assets as of September 19, 2008, to participate in the Program. The initial term of the Program expires on December 18, 2008; however, the U.S. Treasury Department may elect to extend the period of guarantee through September 18, 2009. If the Program is extended and the fund continues to participate beyond December 18, 2008, additional fees will be paid by the fund.

Financial highlights(1)

	Net asset value, beginning of period	Net investment income (2)		Dividends from net investment income		Net asset value, end of period	Total return (3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim-bursements/ waivers	Ratio of expenses to average net assets after reim-bursements/ waivers (4)	Ratio of net income to average net assets (4)
Class A:
Year ended 9/30/2008	$1.00	$.028		$(.028)		$1.00	2.80%	$16,045	.49%	.46%	2.67%
Year ended 9/30/2007	1.00	.048		(.048)		1.00	4.94	12,023	.51	.48	4.83
Year ended 9/30/2006	1.00	.042		(.042)		1.00	4.26	9,353	.53	.50	4.21
Year ended 9/30/2005	1.00	.022		(.022)		1.00	2.20	7,656	.55	.52	2.17
Year ended 9/30/2004	1.00	.008		(.008)		1.00	.84	7,766	.57	.28	.84
Class B:
Year ended 9/30/2008	1.00	.020		(.020)		1.00	1.98	549	1.28	1.26	1.70
Year ended 9/30/2007	1.00	.040		(.040)		1.00	4.10	215	1.32	1.29	4.04
Year ended 9/30/2006	1.00	.034		(.034)		1.00	3.43	158	1.33	1.30	3.44
Year ended 9/30/2005	1.00	.013		(.013)		1.00	1.36	128	1.35	1.35	1.32
Year ended 9/30/2004	1.00	.001		(.001)		1.00	.12	157	1.34	1.02	.12
Class C:
Year ended 9/30/2008	1.00	.018		(.018)		1.00	1.84	693	1.43	1.40	1.51
Year ended 9/30/2007	1.00	.039		(.039)		1.00	3.95	216	1.46	1.44	3.88
Year ended 9/30/2006	1.00	.032		(.032)		1.00	3.25	133	1.49	1.46	3.32
Year ended 9/30/2005	1.00	.012		(.012)		1.00	1.20	92	1.51	1.51	1.20
Year ended 9/30/2004	1.00	.001		(.001)		1.00	.10	104	1.51	1.05	.10
Class F-1:
Year ended 9/30/2008	1.00	.025		(.025)		1.00	2.57	122	.70	.68	2.19
Year ended 9/30/2007	1.00	.046		(.046)		1.00	4.68	36	.76	.73	4.59
Year ended 9/30/2006	1.00	.040		(.040)		1.00	4.05	22	.73	.70	4.08
Year ended 9/30/2005	1.00	.019		(.019)		1.00	1.96	16	.75	.75	1.78
Year ended 9/30/2004	1.00	.004		(.004)		1.00	.41	39	.72	.71	.61
Class F-2:
Period from 9/23/2008 to 9/30/2008 1.00		-	(5)	-	(5)	1.00	.03	1	.01	.01	.03
Class 529-A:
Year ended 9/30/2008	1.00	.026		(.026)		1.00	2.65	430	.63	.60	2.48
Year ended 9/30/2007	1.00	.047		(.047)		1.00	4.79	269	.65	.63	4.69
Year ended 9/30/2006	1.00	.040		(.040)		1.00	4.12	183	.66	.64	4.09
Year ended 9/30/2005	1.00	.020		(.020)		1.00	2.03	138	.69	.69	2.05
Year ended 9/30/2004	1.00	.005		(.005)		1.00	.47	112	.67	.66	.48
Class 529-B:
Year ended 9/30/2008	1.00	.018		(.018)		1.00	1.84	27	1.42	1.39	1.56
Year ended 9/30/2007	1.00	.039		(.039)		1.00	3.96	10	1.46	1.43	3.89
Year ended 9/30/2006	1.00	.032		(.032)		1.00	3.27	5	1.48	1.46	3.36
Year ended 9/30/2005	1.00	.012		(.012)		1.00	1.18	2	1.53	1.53	1.13
Year ended 9/30/2004	1.00	.001		(.001)		1.00	.10	2	1.53	1.06	.10
Class 529-C:
Year ended 9/30/2008	1.00	.017		(.017)		1.00	1.74	82	1.52	1.49	1.43
Year ended 9/30/2007	1.00	.038		(.038)		1.00	3.85	30	1.56	1.53	3.78
Year ended 9/30/2006	1.00	.031		(.031)		1.00	3.18	17	1.57	1.55	3.25
Year ended 9/30/2005	1.00	.011		(.011)		1.00	1.09	8	1.62	1.62	1.15
Year ended 9/30/2004	1.00	.001		(.001)		1.00	.10	6	1.63	1.05	.10
Class 529-E:
Year ended 9/30/2008	1.00	.022		(.022)		1.00	2.24	26	1.03	1.00	2.08
Year ended 9/30/2007	1.00	.043		(.043)		1.00	4.37	17	1.06	1.03	4.29
Year ended 9/30/2006	1.00	.036		(.036)		1.00	3.70	11	1.07	1.04	3.71
Year ended 9/30/2005	1.00	.016		(.016)		1.00	1.61	7	1.10	1.10	1.64
Year ended 9/30/2004	1.00	.002		(.002)		1.00	.15	5	1.11	.98	.15
Class 529-F-1:
Year ended 9/30/2008	$1.00	$.027		$(.027)		$1.00	2.76%	$24	.52%	.49%	2.50%
Year ended 9/30/2007	1.00	.048		(.048)		1.00	4.90	11	.55	.53	4.79
Year ended 9/30/2006	1.00	.041		(.041)		1.00	4.22	6	.57	.54	4.20
Year ended 9/30/2005	1.00	.019		(.019)		1.00	1.96	4	.75	.75	1.97
Year ended 9/30/2004	1.00	.003		(.003)		1.00	.28	3	.86	.85	.30
Class R-1:
Year ended 9/30/2008	1.00	.018		(.018)		1.00	1.81	63	1.45	1.42	1.62
Year ended 9/30/2007	1.00	.039		(.039)		1.00	3.93	39	1.50	1.46	3.86
Year ended 9/30/2006	1.00	.032		(.032)		1.00	3.27	17	1.52	1.46	3.24
Year ended 9/30/2005	1.00	.012		(.012)		1.00	1.20	18	1.54	1.50	1.31
Year ended 9/30/2004	1.00	.001		(.001)		1.00	.10	10	1.56	1.03	.10
Class R-2:
Year ended 9/30/2008	1.00	.018		(.018)		1.00	1.78	1,055	1.50	1.46	1.67
Year ended 9/30/2007	1.00	.039		(.039)		1.00	3.96	771	1.54	1.43	3.89
Year ended 9/30/2006	1.00	.032		(.032)		1.00	3.29	609	1.72	1.44	3.28
Year ended 9/30/2005	1.00	.012		(.012)		1.00	1.24	474	1.76	1.47	1.28
Year ended 9/30/2004	1.00	.001		(.001)		1.00	.11	348	1.76	1.03	.11
Class R-3:
Year ended 9/30/2008	1.00	.022		(.022)		1.00	2.26	964	1.01	.98	2.12
Year ended 9/30/2007	1.00	.043		(.043)		1.00	4.36	621	1.07	1.04	4.28
Year ended 9/30/2006	1.00	.036		(.036)		1.00	3.69	442	1.11	1.05	3.70
Year ended 9/30/2005	1.00	.016		(.016)		1.00	1.63	284	1.12	1.08	1.67
Year ended 9/30/2004	1.00	.002		(.002)		1.00	.16	211	1.12	.97	.16
Class R-4:
Year ended 9/30/2008	1.00	.026		(.026)		1.00	2.58	495	.70	.67	2.45
Year ended 9/30/2007	1.00	.047		(.047)		1.00	4.76	343	.69	.66	4.65
Year ended 9/30/2006	1.00	.040		(.040)		1.00	4.08	175	.71	.68	4.04
Year ended 9/30/2005	1.00	.020		(.020)		1.00	2.00	134	.71	.71	2.10
Year ended 9/30/2004	1.00	.004		(.004)		1.00	.43	65	.71	.70	.46
Class R-5:
Year ended 9/30/2008	1.00	.029		(.029)		1.00	2.88	339	.40	.37	2.61
Year ended 9/30/2007	1.00	.049		(.049)		1.00	5.05	180	.41	.38	4.93
Year ended 9/30/2006	1.00	.043		(.043)		1.00	4.38	146	.41	.38	4.37
Year ended 9/30/2005	1.00	.023		(.023)		1.00	2.30	91	.42	.42	2.30
Year ended 9/30/2004	1.00	.007		(.007)		1.00	.72	77	.42	.40	.75

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reimbursed expenses, as provided by the Investment Advisory and Service Agreement. Also, during some of the periods shown, CRMC reduced fees for investment advisory services, paid a portion of the fund's transfer agent fees for certain retirement plan share classes and, due to lower short-term interest rates, agreed to pay a portion of the class-specific fees and expenses for some of the share classes.

(5) Amount less than $.001.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Cash Management Trust of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Cash Management Trust of America (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2008

Expense example	unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Certain share classes also incur transaction costs such as contingent deferred sales charges (loads) on redemptions.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008, through September 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,008.99	$2.26	.45%
Class A -- assumed 5% return	1,000.00	1,022.75	2.28	.45
Class B -- actual return	1,000.00	1,004.96	6.32	1.26
Class B -- assumed 5% return	1,000.00	1,018.70	6.36	1.26
Class C -- actual return	1,000.00	1,004.26	7.01	1.40
Class C -- assumed 5% return	1,000.00	1,018.00	7.06	1.40
Class F-1 -- actual return	1,000.00	1,007.91	3.31	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.70	3.34	.66
Class F-2 -- actual return †	1,000.00	1,000.27	.09	.48
Class F-2 -- assumed 5% return †	1,000.00	1,022.60	2.43	.48
Class 529-A -- actual return	1,000.00	1,008.31	2.96	.59
Class 529-A -- assumed 5% return	1,000.00	1,022.05	2.98	.59
Class 529-B -- actual return	1,000.00	1,004.32	6.91	1.38
Class 529-B -- assumed 5% return	1,000.00	1,018.10	6.96	1.38
Class 529-C -- actual return	1,000.00	1,003.81	7.41	1.48
Class 529-C -- assumed 5% return	1,000.00	1,017.60	7.47	1.48
Class 529-E -- actual return	1,000.00	1,006.29	4.97	.99
Class 529-E -- assumed 5% return	1,000.00	1,020.05	5.00	.99
Class 529-F-1 -- actual return	1,000.00	1,008.84	2.41	.48
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.60	2.43	.48
Class R-1 -- actual return	1,000.00	1,004.21	7.01	1.40
Class R-1 -- assumed 5% return	1,000.00	1,018.00	7.06	1.40
Class R-2 -- actual return	1,000.00	1,003.87	7.36	1.47
Class R-2 -- assumed 5% return	1,000.00	1,017.65	7.41	1.47
Class R-3 -- actual return	1,000.00	1,006.38	4.87	.97
Class R-3 -- assumed 5% return	1,000.00	1,020.15	4.90	.97
Class R-4 -- actual return	1,000.00	1,007.92	3.36	.67
Class R-4 -- assumed 5% return	1,000.00	1,021.65	3.39	.67
Class R-5 -- actual return	1,000.00	1,009.43	1.81	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.20	1.82	.36

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).
† The period for the “annualized expense ratio” and “actual return” line is based on the number of days from September 23, 2008 (the initial sale of the share class), through September 30, 2008, and accordingly, is not representative of a full period. The “assumed 5% return” line is based on 183 days.

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended September 30, 2008:

U.S. government income that may be exempt from state taxation	$62,114,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

The U.S. Treasury Money Fund of America

Investment portfolio
September 30, 2008

[begin pie chart]
U.S. Treasuries	89.6%
Other assets less liabilities	10.4%
[end pie chart]

	Yield at acquisition	Principal amount (000)	Value (000)
Short-term securities - 89.60%

U.S. Treasuries - 89.60%
U.S. Treasury Bills 10/2/2008	1.69%-1.91%	$66,095	$66,089
U.S. Treasury Bills 10/9/2008	1.61%-1.89%	131,250	131,201
U.S. Treasury Bills 10/16/2008	0.71%-1.83%	225,010	224,872
U.S. Treasury Bills 10/23/2008	0.07%-1.77%	340,175	339,932
U.S. Treasury Bills 10/30/2008	0.76%-1.73%	204,130	203,891
U.S. Treasury Bills 11/6/2008	0.41%-1.82%	393,500	392,957
U.S. Treasury Bills 11/13/2008	0.55%-1.59%	257,595	257,217
U.S. Treasury Bills 11/20/2008	0.20%-1.89%	164,575	164,263
U.S. Treasury Bills 11/28/2008	1.72%	50,000	49,968
U.S. Treasury Bills 12/4/2008	0.20%-1.80%	287,600	287,226
U.S. Treasury Bills 12/11/2008	0.89%-1.74%	285,200	284,809
U.S. Treasury Bills 12/18/2008	0.25%-1.77%	107,080	106,932
U.S. Treasury Bills 12/26/2008	0.50%-1.77%	481,800	481,024
U.S. Treasury Bills 1/2/2009	1.14%	50,000	49,887
U.S. Treasury Bills 1/8/2009	0.56%-1.32%	400,000	398,904
U.S. Treasury Bills 1/15/2009	0.61%	50,000	49,860
U.S. Treasury Bills 1/22/2009	0.71%	98,000	97,783
U.S. Treasury Bills 1/29/2009	1.10%	39,800	39,668
U.S. Treasury Bond 4.875% 1/31/2009		163,500	165,585
U.S. Treasury Note 4.50% 4/30/2009		79,100	80,390

Total investment securities (cost: $3,872,650,000)			3,872,458
Other assets less liabilities			449,387

Net assets			$4,321,845

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008		(dollars in thousands)

Assets:
Investment securities, at value:
(cost: $3,872,650)			$3,872,458
Cash			1,767
Receivables for:
Sales of fund's shares		$697,135
Interest		2,801
Other		10	699,946
			4,574,171
Liabilities:
Payables for:
Purchases of investments		224,636
Repurchases of fund's shares		26,645
Dividends on fund's shares		61
Investment advisory services		512
Services provided by affiliates		420
Trustees' deferred compensation		46
Other		6	252,326
Net assets at September 30, 2008			$4,321,845

Net assets consist of:
Capital paid in on shares of beneficial interest			$4,321,875
Undistributed net investment income			162
Net unrealized depreciation			(192)
Net assets at September 30, 2008			$4,321,845

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (4,321,873 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$4,042,805	4,042,833	$1.00
Class R-1	6,586	6,586	1.00
Class R-2	72,492	72,492	1.00
Class R-3	64,717	64,717	1.00
Class R-4	91,695	91,695	1.00
Class R-5	43,550	43,550	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008		(dollars in thousands)

Investment income:
Income:
Interest			$29,849

Fees and expenses*:
Investment advisory services		$3,928
Distribution services		1,819
Transfer agent services		762
Administrative services		476
Reports to shareholders		30
Registration statement and prospectus		200
Postage, stationery and supplies		79
Trustees' compensation		28
Auditing and legal		44
Custodian		18
State and local taxes		8
Other		10
Total fees and expenses before reimbursements/waivers		7,402
Less reimbursements/waivers of fees and expenses:
Investment advisory services		393
Administrative services		5
Class-specific fees and expenses		27
Total fees and expenses after reimbursements/waivers			6,977
Net investment income			22,872

Net unrealized depreciation
on investments			(483)

Net increase in net assets resulting
from operations			$22,389

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended September 30
		2008	2007
Operations:
Net investment income		$22,872	$27,771
Net unrealized (depreciation) appreciation
on investments		(483)	110
Net increase in net assets
resulting from operations		22,389	27,881

Dividends paid or accrued to
shareholders from net investment income		(22,710)	(27,764)

Net capital share transactions		3,497,135	216,343

Total increase in net assets		3,496,814	216,460

Net assets:
Beginning of year		825,031	608,571
End of year		$4,321,845	$825,031

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The U.S. Treasury Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities.

The fund offers six share classes consisting of one retail share class (Class A) and five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5). The five retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. All share classes are sold without any sales charges and do not carry any conversion rights.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation –Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders –Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Normally, the fund’s portfolio consists entirely of U.S. Treasury securities, which are guaranteed by the United States government. These securities are generally affected by changes in the level of interest rates. For example, the value of the U.S. Treasury securities generally will decline when interest rates rise and increase when interest rates fall. A security backed by the U.S. Treasury or the full faith and credit of the United States government is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for such securities are not guaranteed and will fluctuate.

3. Taxation and distributions

Federal income taxation –The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2008, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes.

As of September 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$268
Gross unrealized appreciation on investment securities	860
Gross unrealized depreciation on investment securities	(1,052)
Net unrealized depreciation on investment securities	(192)
Cost of investment securities	3,872,650

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2008	Year ended September 30, 2007
Class A	$20,339	$24,200
Class R-1	32	73
Class R-2	526	1,306
Class R-3	665	1,192
Class R-4	732	419
Class R-5	416	574
Total	$22,710	$27,764

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.300% on the first $800 million of daily net assets and 0.285% on such assets in excess of $800 million. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $393,000. As a result, the fee shown on the accompanying financial statements of $3,928,000, which was equivalent to an annualized rate of 0.294%, was reduced to $3,535,000, or 0.265% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.15% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use a portion (0.15% for Class A and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.15%	0.15%
Class R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-3	0.50	0.75
Class R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2008, the total administrative services fees paid by CRMC were $5,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Expenses under the agreements described above for the year ended September 30, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$987	$762	Not applicable	Not applicable
Class R-1	40	Included in administrative services	$4	$1
Class R-2	407		80	157
Class R-3	244		68	45
Class R-4	141		82	17
Class R-5	Not applicable		21	1
Total	$1,819	$762	$255	$221

Due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses. For the year ended September 30, 2008, the total fees paid by CRMC were $1,000, $25,000 and $1,000 for Classes R-1, R-2 and R-3, respectively.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$4,393,916	4,393,916	$19,069	19,069	$(1,078,943)	(1,078,943)	$3,334,042	3,334,042
Class R-1	9,352	9,352	32	32	(5,095)	(5,095)	4,289	4,289
Class R-2	60,718	60,718	516	516	(33,763)	(33,763)	27,471	27,471
Class R-3	73,965	73,965	655	655	(47,856)	(47,856)	26,764	26,764
Class R-4	233,456	233,456	722	722	(158,303)	(158,303)	75,875	75,875
Class R-5	96,723	96,723	285	285	(68,314)	(68,314)	28,694	28,694
Total net increase
(decrease)	$4,868,130	4,868,130	$21,279	21,279	$(1,392,274)	(1,392,274)	$3,497,135	3,497,135

Year ended September 30, 2007
Class A	$611,553	611,553	$22,567	22,567	$(447,681)	(447,681)	$186,439	186,439
Class R-1	2,690	2,690	71	71	(2,151)	(2,151)	610	610
Class R-2	46,891	46,891	1,286	1,286	(39,048)	(39,048)	9,129	9,129
Class R-3	39,096	39,096	1,176	1,176	(32,778)	(32,778)	7,494	7,494
Class R-4	23,868	23,868	412	412	(15,148)	(15,148)	9,132	9,132
Class R-5	28,797	28,797	303	303	(25,561)	(25,561)	3,539	3,539
Total net increase
(decrease)	$752,895	752,895	$25,815	25,815	$(562,367)	(562,367)	$216,343	216,343

(*) Includes exchanges between share classes of the fund.

6. Subsequent event

After the fund’s fiscal year-end, the board of trustees approved participation in the U.S. Treasury Department Guarantee Program for Money Market Funds (the “Program”). Subject to provisions contained in a guarantee agreement signed by the fund, the Program guarantees that in the event the fund is liquidated, each shareholder of record on September 19, 2008, will receive $1.00 net asset value for the lesser of the shares held on September 19, 2008, and the date the fund’s net asset value falls below $0.995. Shares purchased subsequent to September 19, 2008, are not covered under the Program to the extent that the number of shares held in a particular account exceeds the number of shares held in that account on September 19, 2008. The fund paid a fee of $283,000, equivalent to 0.01% of the fund’s net assets as if September 19, 2008, to participate in the Program.   The initial term of the Program expires on December 18, 2008; however, the U.S. Treasury Department may elect to extend the period of guarantee through September 18, 2009. If the Program is extended and the fund continues to participate beyond December 18, 2008, additional fees will be paid by the fund.

Financial highlights

	Net asset value, beginning of year	Net investment income (1)	Dividends from net investment income	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reim-bursements/ waivers	Ratio of expenses to average net assets after reim-bursements/ waivers (2)	Ratio of net income to average net assets (2)
Class A:
Year ended 9/30/2008	$1.00	$.021	$(.021)	$1.00	2.06%	$4,043	.48%	.45%	1.78%
Year ended 9/30/2007	1.00	.044	(.044)	1.00	4.43	709	.57	.54	4.33
Year ended 9/30/2006	1.00	.038	(.038)	1.00	3.82	523	.59	.56	3.77
Year ended 9/30/2005	1.00	.019	(.019)	1.00	1.90	483	.62	.59	1.87
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.39	532	.62	.61	.39
Class R-1:
Year ended 9/30/2008	1.00	.011	(.011)	1.00	1.09	6	1.46	1.40	.81
Year ended 9/30/2007	1.00	.034	(.034)	1.00	3.44	2	1.54	1.50	3.38
Year ended 9/30/2006	1.00	.028	(.028)	1.00	2.85	2	1.54	1.51	2.93
Year ended 9/30/2005	1.00	.010	(.010)	1.00	.96	1	1.60	1.52	1.03
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	1	1.63	.94	.10
Class R-2:
Year ended 9/30/2008	1.00	.011	(.011)	1.00	1.08	72	1.51	1.43	.98
Year ended 9/30/2007	1.00	.034	(.034)	1.00	3.47	45	1.59	1.48	3.40
Year ended 9/30/2006	1.00	.028	(.028)	1.00	2.87	36	1.72	1.48	2.88
Year ended 9/30/2005	1.00	.010	(.010)	1.00	.99	27	1.79	1.48	1.03
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	22	1.81	.92	.10
Class R-3:
Year ended 9/30/2008	1.00	.015	(.015)	1.00	1.49	65	1.06	1.03	1.37
Year ended 9/30/2007	1.00	.038	(.038)	1.00	3.90	38	1.09	1.06	3.82
Year ended 9/30/2006	1.00	.032	(.032)	1.00	3.28	30	1.11	1.08	3.31
Year ended 9/30/2005	1.00	.014	(.014)	1.00	1.38	21	1.14	1.11	1.43
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.12	16	1.14	.89	.13
Class R-4:
Year ended 9/30/2008	1.00	.018	(.018)	1.00	1.80	92	.75	.72	1.31
Year ended 9/30/2007	1.00	.042	(.042)	1.00	4.25	16	.75	.72	4.12
Year ended 9/30/2006	1.00	.036	(.036)	1.00	3.64	7	.77	.74	3.63
Year ended 9/30/2005	1.00	.017	(.017)	1.00	1.74	5	.78	.75	1.79
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.24	2	.77	.76	.23
Class R-5:
Year ended 9/30/2008	1.00	.021	(.021)	1.00	2.13	44	.43	.40	1.96
Year ended 9/30/2007	1.00	.045	(.045)	1.00	4.56	15	.45	.42	4.47
Year ended 9/30/2006	1.00	.039	(.039)	1.00	3.96	11	.45	.42	3.98
Year ended 9/30/2005	1.00	.021	(.021)	1.00	2.07	7	.46	.43	2.08
Year ended 9/30/2004	1.00	.006	(.006)	1.00	.55	7	.45	.45	.57

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes and, due to lower short-term interest rates, agreed to pay a portion of the class-specific fees and expenses for some of the share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The U.S. Treasury Money Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Treasury Money Fund of America (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2008

Expense example	unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008, through September 30, 2008).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above.  In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,006.21	$2.11	.42%
Class A -- assumed 5% return	1,000.00	1,022.90	2.12	.42
Class R-1 -- actual return	1,000.00	1,001.60	6.71	1.34
Class R-1 -- assumed 5% return	1,000.00	1,018.30	6.76	1.34
Class R-2 -- actual return	1,000.00	1,001.45	6.85	1.37
Class R-2 -- assumed 5% return	1,000.00	1,018.15	6.91	1.37
Class R-3 -- actual return	1,000.00	1,003.21	5.11	1.02
Class R-3 -- assumed 5% return	1,000.00	1,019.90	5.15	1.02
Class R-4 -- actual return	1,000.00	1,004.77	3.56	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.45	3.59	.71
Class R-5 -- actual return	1,000.00	1,006.42	1.91	.38
Class R-5 -- assumed 5% return	1,000.00	1,023.10	1.92	.38

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing shareholders with income on their cash reserves while preserving capital and maintaining liquidity. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended September 30, 2008:

U.S. government income that may be exempt from state taxation	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

The Tax-Exempt Money Fund of America

Investment portfolio
September 30, 2008

[begin pie chart]
Texas	23.38%
Wisconsin	6.25
Maryland	6.02
Massachusetts	5.41
Florida	5.06
Arizona	4.88
Minnesota	4.69
South Carolina	4.02
Nevada	3.95
Pennsylvania	3.62
Other states	31.88
Other assets less liabilities	0.84
[end pie chart]

	Principal
	amount	Value
Short-term securities - 99.16%	(000)	(000)

Alaska - 1.30%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2008-A, AMT, 8.00% 2027 (1)	$4,375	$ 4,375
City of Valdez, Marine Terminal Rev. Ref. Bonds:
BP Pipelines (Alaska) Inc. Project:
Series 2001, 4.00% 2037 (1)	900	900
Series 2003-A, 4.25% 2037 (1)	1,500	1,500
Series 2003-B, 4.25% 2037 (1)	1,200	1,200
Exxon Pipeline Co. Project:
Series 1993-A, 3.90% 2033 (1)	3,200	3,200
Series 1993-C, 3.90% 2033 (1)	900	900
		12,075

Arizona - 4.88%
Industrial Dev. Auth. of the County of Pima, Industrial Dev. Rev. Bonds (Tuscon Electric Power Co. Project), Series 2008-B, 8.25% 2029 (1)	5,000	5,000
Salt River Project Agricultural Improvement & Power Dist., TECP:
Series B:
1.50% 10/7/2008	5,475	5,475
1.60% 10/10/2008	3,500	3,500
1.65% 10/14/2008	4,500	4,500
1.50% 11/5/2008	3,000	2,999
3.75% 11/10/2008	3,000	3,000
1.75% 11/13/2008	8,000	7,999
Series C:
1.50% 10/6/2008	1,000	1,000
1.60% 10/14/2008	1,000	1,000
1.65% 11/4/2008	11,000	11,000
		45,473

California - 1.08%
City of Los Angeles, Tax and Rev. Anticipation Notes, Series 2008, 3.00% 6/30/2009	10,000	10,068

Colorado - 1.81%
Douglas County, Multi-family Housing Rev. Bonds (LincolnPointe Lofts Two Project), Series 2006, AMT, 8.08% 2039 (1)	1,500	1,500
General Fund Tax and Rev. Anticipation Notes, Series 2008-A, 3.00% 6/26/2009	15,000	15,078
Housing and Fin. Auth., Single-family Program Bonds, Series B-2, Class 1, AMT, 7.75% 2038 (1)	300	300
		16,878

District of Columbia - 1.57%
Metropolitan Area Transit Auth., Series 2006-A, TECP, 1.55% 10/3/2008	6,600	6,600
Multimodal Rev. Bonds (American National Red Cross Issue), Series 2000, TECP:
3.00% 10/23/2008	5,000	5,000
3.00% 10/27/2008	3,000	3,000
		14,600

Florida - 5.06%
Jacksonville Electric Auth.:
Electric System Rev. Bonds, Series 2001-B, 4.25% 2030 (1)	12,800	12,800
Rev. Bonds, Series 2000-B, TECP:
1.70% 10/3/2008	7,000	7,000
1.58% 11/3/2008	10,700	10,700
Jacksonville Health Facs. Auth., Hospital Rev. Bonds (Baptist Medical Center Project), Series 2003-C, 7.00% 2033 (1)	5,000	5,000
Local Government Fin. Commission, Pooled Notes, Series 1991-A, TECP, 1.55% 10/3/2008	3,500	3,500
City of Miami, Health Facs. Auth., Health Facs. Rev. Ref. Bonds (Mercy Hospital Project), Series 1998, 7.92% 2020 (1)	3,350	3,350
Miami-Dade County Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. of Florida Project), Series 2007, AMT, 7.50% 2027 (1)	1,000	1,000
Municipal Power Agcy., Initial Pooled Loan Project Notes, Series 1995-A, TECP, 1.40% 10/1/2008	3,840	3,840
		47,190

Georgia - 0.69%
Housing Auth. of the City of Atlanta (The Villages of East Lake Phase II Project), Multi-family Housing Rev. Bonds, Series 1999, AMT, 7.50% 2029 (1)	1,400	1,400
Georgia Private Colleges and Universities Auth., Notes (Emory University Issue), TECP, 1.78% 11/3/2008	5,000	5,000
		6,400

Idaho - 0.81%
Tax Anticipation Notes, Series 2008, 3.00% 6/30/2009	7,500	7,551

Illinois - 1.68%
Illinois Fin. Auth., Rev. Bonds (Resurrection Health Care):
Series 2008-A, 9.70% 2029 (1)	1,700	1,700
Series 2008-B, 9.70% 2029 (1)	12,000	12,000
Illinois Fin. Auth., Rev. Notes (Depaul University Fncg. Program), TECP, 1.45% 10/9/2008	2,000	2,000
		15,700

Indiana - 0.43%
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Community Hospitals Project), Series 2000-B, 7.25% 2028 (1)	3,500	3,500
City of Whiting, Industrial Sewage and Solid Waste Disposal Rev. Ref. Bonds (Amoco Oil Co. Project), Series 1999, AMT, 4.55% 2026 (1)	525	525
		4,025

Kansas - 1.29%
Dev. Fin. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System), Series 2006-D, 4.25% 2031 (1)	12,000	12,000

Louisiana - 0.05%
Parish of Plaquemines, Environmental Rev. Bonds (BP Exploration & Oil Inc. Project), Series 1994, AMT, 4.55% 2024 (1)	500	500

Maryland - 6.02%
Baltimore County, Consolidated Public Improvement Bond Anticipation Notes, Series 1995, TECP, 1.69% 11/12/2008	10,000	9,997
Community Dev. Administration, Dept. of Housing and Community Dev., Multi-family Dev. Rev. Bonds (Barrington Apartments Project), Series 2003-A, AMT, 8.25% 2037 (1)	2,280	2,280
Health and Educational Facs. Auth., Rev. Notes (Johns Hopkins University Issue), TECP:
Series 2001-B, 1.35% 10/1/2008	2,000	2,000
Series A:
1.45% 10/6/2008	8,611	8,611
1.65% 10/10/2008	1,000	1,000
1.50% 10/15/2008	9,000	9,000
1.75% 11/6/2008	4,600	4,600
Howard County, Consolidated Public Improvement Anticipation Notes, Series 2006-D, TECP:
1.45% 10/9/2008	7,000	7,000
1.75% 10/14/2008	8,000	7,999
1.60% 11/7/2008	1,500	1,500
Washington Suburban Sanitary Dist., Montgomery and Prince George's Counties, G.O. Ref. Bonds of 1997, 5.25% 6/1/2009	2,055	2,098
		56,085

Massachusetts - 5.41%
G.O. Bonds:
Demand Bonds, Consolidated Loan of 2006, Series B, 4.40% 2026 (1)	5,200	5,200
Ref. Bonds (Demand Bonds), Series 2005-A, 7.90% 2028 (1)	1,000	1,000
Ref. Bonds, Series 2006-F, TECP, 1.57% 10/14/2008	2,000	2,000
Health and Educational Facs. Auth.:
Demand Rev. Bonds (Harvard University Issue), Series 2004-GG-1, 7.67% 2029 (1)	900	900
Rev. Bonds (Harvard University Issue), Series R, 3.75% 2049 (1)	4,000	4,000
Rev. Notes (Harvard University Issue), Series 2002-EE, TECP, 1.57% 11/3/2008	5,250	5,250
Port. Auth., TECP:
Series 2003-A, 1.42% 10/9/2008	5,000	5,000
Series 2003-B, AMT, 1.42% 10/3/2008	10,000	10,000
School Building Auth., Series 2006-A, TECP:
1.77% 10/7/2008	10,050	10,050
1.52% 10/10/2008	5,000	5,000
University of Massachusetts Building Auth., Rev. Ref. Bonds, Series 2008-3, 7.90% 2034 (1)	2,000	2,000
		50,400

Michigan - 1.61%
Regents of the University of Michigan:
General Rev. Bonds, Series 2002, 6.50% 2032 (1)	965	965
Series H, TECP:
1.68% 10/8/2008	4,000	4,000
1.67% 11/13/2008	10,000	9,998
		14,963

Minnesota - 4.69%
City of Rochester, Health Care Facs. Rev. Bonds (Mayo Foundation/Mayo Medical Center), TECP:
Series 2000-B, 1.55% 11/3/2008	2,000	2,000
Series 2001-A, 1.55% 11/3/2008	3,600	3,600
Series 2001-D, 1.70% 11/5/2008	5,000	5,000
Regents of the University of Minnesota, TECP:
Series 2005-A, 1.30% 10/2/2008	2,100	2,100
Series 2007-B, 1.30% 10/2/2008	2,900	2,900
Series 2007-B, 1.45% 10/3/2008	8,085	8,085
Series 2007-C, 1.30% 10/2/2008	10,000	10,000
Series 2007-C, 1.35% 10/20/2008	10,000	9,999
		43,684

Mississippi - 0.40%
Business Fin. Corp., Gulf Opportunity Zone Industrial Dev. Rev. Bonds (Chevron U.S.A. Inc. Project), Series 2007-B, 4.50% 2030 (1)	1,500	1,500
Jackson County, Port Fac. Ref. Rev. Bonds (Chevron U.S.A. Inc. Project), Series 1993, 4.50% 2023 (1)	2,200	2,200
Business Fin. Corp., Tax-Exempt Gulf Opportunity Zone Rev. Bonds (Tindall Corp. Project), Series 2007, 7.51% 2028 (1)	15	15
		3,715

Missouri - 0.14%
Health and Educational Facs. Auth., Demand Educational Facs. Rev. Bonds (Saint Louis University), Series 2008-A-2, 4.25% 2035 (1)	1,300	1,300

Montana - 1.32%
Montana Fac. Fin. Auth., Demand Rev. Bonds (Sisters of Charity of Leavenworth Health System), Series 2003:
4.25% 2025 (1)	2,200	2,200
7.91% 2035 (1)	9,000	9,000
City of Great Falls, Multi-family Housing Rev. Bonds (Autumn Run Apartments Project), Series 1998, AMT, 8.08% 2038 (1)	1,100	1,100
		12,300

Nebraska - 2.38%
Omaha Public Power Dist., TECP:
1.50% 10/15/2008	15,400	15,399
1.60% 11/10/2008	6,800	6,800
		22,199

Nevada - 3.95%
Clark County, Highway Rev. (Motor Vehicle Fuel Tax), Series 2008-A, TECP:
1.65% 10/6/2008	2,000	2,000
1.75% 10/7/2008	2,400	2,400
Las Vegas Valley Water Dist., G.O. Limited Tax Water Notes (SNWA Rev. Supported), TECP:
Series 2004-A:
1.40% 10/1/2008	4,600	4,600
1.58% 11/6/2008	17,800	17,797
Series 2004-B, 1.50% 10/6/2008	3,900	3,900
City of Reno, Sales Tax Rev. Ref. Bonds (Re-TRAC-Reno Transportation Rail Access Corridor Project), Series 2008-A, 4.25% 2042 (1)	6,100	6,100
		36,797

New Jersey - 1.72%
Econ. Dev. Auth., School Facs. Construction Bonds, Series 2008-X, 9.00% 2033 (1)	8,000	8,000
Health Care Facs. Fncg. Auth., Rev. Bonds (AHS Hospital Corp. Issue), Series 2008-C, 7.85% 2036 (1)	8,000	8,000
		16,000

New York - 1.40%
Dormitory Auth., Rev. Bonds (Cornell University):
Series 2000-A, 6.40% 2029 (1)	5,000	5,000
Series 2008-C, 4.15% 2037 (1)	8,000	8,000
		13,000

North Carolina - 1.15%
Capital Facs. Fin. Agcy., Duke University Issue, Series A-2, TECP:
1.65% 10/3/2008	2,581	2,581
1.50% 11/5/2008	8,110	8,109
		10,690

Ohio - 0.35%
County of Allen, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2008-B, 4.25% 2031 (1)	3,250	3,250

Pennsylvania - 3.62%
Delaware County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (Exelon Generation Co., LLC Project), Series 2001-A, TECP, 1.45% 10/6/2008	2,300	2,300
Montgomery County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (PECO Energy Co. Project), Series 1994-A, TECP:
1.50% 10/1/2008	4,600	4,600
1.60% 10/8/2008	20,400	20,400
Philadelphia Auth. for Industrial Dev., Demand Rev. Bonds, Pooled Loan Program, Series A-2, 9.00% 2038 (1)	5,000	5,000
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Fox Chase Cancer Center Obligated Group), Series 2007-A, 4.15% 2031 (1)	1,400	1,400
		33,700

Rhode Island - 1.44%
Health and Educational Building Corp.:
Higher Education Facs. Rev. Bonds (Brown University Issue), Series 2005-A, 7.60% 2035 (1)	5,400	5,400
Tax-Exempt Standard Notes (Brown University), Series 2006-A, TECP, 1.50% 10/20/2008	8,000	8,000
		13,400

South Carolina - 4.02%
Public Service Auth. (Santee Cooper), Rev. Notes, Series 1998, TECP:
1.50% 10/1/2008	2,400	2,400
1.50% 10/9/2008	3,294	3,294
1.50% 10/14/2008	3,200	3,200
1.70% 10/14/2008	4,175	4,175
1.75% 10/14/2008	3,100	3,100
1.50% 11/3/2008	7,300	7,300
1.58% 11/5/2008	7,500	7,499
1.60% 11/6/2008	6,505	6,505
		37,473

South Dakota - 0.36%
Lawrence County, Pollution Control Rev. Ref. Bonds (Homestake Mining Co. of California Project), Series 1997-B, 5.25% 2032 (1)	3,400	3,400

Tennessee - 3.33%
Public Building Auth. of the City of Clarksville, Pooled Fncg. Rev. Bonds (Tennessee Municipal Bond Fund):
Series 1999, 7.25% 2029 (1)	1,125	1,125
Series 2004, 4.50% 2034 (1)	595	595
Series 2008, 4.50% 2038 (1)	1,800	1,800
Health and Educational Facs. Board of the Metropolitan Government of Nashville and Davidson County Vanderbuilt University, Series 2004-A, TECP:
1.35% 10/2/2008	15,660	15,660
1.50% 10/7/2008	6,500	6,500
Industrial Dev. Board of Metropolitan Government of Nashville and Davidson County, Rev. Bonds (YMCA Projects), Series 1998, 7.25% 2018 (1)	1,030	1,030
Public Building Auth. of the County of Montgomery, Pooled Fncg. Rev. Bonds (Tennessee County Loan Pool):
Series 1997, 7.25% 2027 (1)	2,200	2,200
Series 2002, 4.50% 2032 (1)	620	620
Series 2006, 4.50% 2036 (1)	1,500	1,500
		31,030

Texas - 23.38%
City of El Paso, Water and Sewer Notes, TECP:
Series 1998-A, 1.45% 10/8/2008	6,000	6,000
Series A, 1.50% 10/15/2008	5,000	5,000
Gulf Coast Industrial Dev. Auth., Environmental Facs. Rev. Bonds (CITGO Petroleum Corp. Project), Series 2001, AMT, 4.55% 2031 (1)	400	400
Harris County, Unlimited Notes, TECP:
Series C:
1.45% 10/6/2008	1,900	1,900
1.50% 10/8/2008	5,315	5,315
1.45% 10/9/2008	3,720	3,720
1.45% 10/10/2008	6,620	6,620
1.60% 10/14/2008	1,000	1,000
Series D, 6.00% 10/10/2008	14,885	14,885
City of Houston, Hotel Occupancy Tax and Parking Rev. Notes, Series A, TECP, 1.60% 10/6/2008	4,600	4,600
Montgomery County Housing Fin. Corp., Demand Multi-family Housing Rev. Bonds (Park at Woodline Townhomes), Series 2005, AMT, 8.08% 2038 (1)	3,500	3,500
Public Fin. Auth., G.O. Notes, TECP:
Series 2002-A:
1.50% 10/1/2008	1,000	1,000
1.80% 10/8/2008	6,000	6,000
1.75% 11/13/2008	2,400	2,399
Series 2008, 1.45% 10/6/2008	3,000	3,000
Tax and Rev. Anticipation Notes, Series 2008, 3.00% 8/28/2009	7,000	7,053
Public Fin. Auth., Rev. Notes, Series 2003, TECP:
1.45% 10/7/2008	10,800	10,800
1.50% 10/9/2008	9,000	9,000
1.60% 10/10/2008	7,000	7,000
1.60% 11/7/2008	10,000	10,000
City of San Antonio, Electric and Gas Systems Notes, Series A, TECP:
1.50% 10/6/2008	4,300	4,300
1.45% 10/8/2008	7,500	7,500
1.65% 11/12/2008	13,100	13,097
City of San Antonio, Water System Notes, Series 2001, TECP:
1.55% 11/4/2008	16,940	16,939
1.63% 11/4/2008	12,900	12,900
1.75% 11/10/2008	2,000	2,000
Board of Regents of the Texas A&M University System:
Rev. Fncg. System Bonds:
Series 2005-A, 5.00% 5/15/2009	2,000	2,034
Series 2005-B, 5.00% 5/15/2009	5,065	5,152
Rev. Fncg. System Notes, Series B, TECP:
1.70% 10/3/2008	6,520	6,520
1.58% 11/6/2008	3,000	3,000
Board of Regents of the University of Texas System, Permanent University Fund, Series 2008-A, TECP:
1.50% 10/2/2008	7,500	7,500
1.50% 11/5/2008	10,000	9,998
Board of Regents of the University of Texas System:
Rev. Fncg. System Ref. Bonds, Series 2001-A, 7.68% 2013 (1)	1,600	1,600
Rev. Fncg. System, Series 2002-A, TECP:
1.40% 10/2/2008	9,800	9,800
1.78% 10/7/2008	6,302	6,302
		217,834

Utah - 1.24%
Intermountain Power Agcy., Power Supply Rev. and Ref. Bonds, Series 1997-B-1, TECP:
1.45% 10/9/2008	2,200	2,200
1.60% 10/10/2008	4,400	4,400
1.75% 11/3/2008	1,000	1,000
1.60% 11/7/2008	4,000	4,000
		11,600

Washington - 2.16%
Industrial Dev. Corp. of the Port of Bellingham, Environmental Facs. Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2007, AMT, 4.55% 2041 (1)	3,300	3,300
Housing Auth. of Snohomish County, Demand Rev. Bonds (Autumn Chase Apartments Project), Series 2005, 7.25% 2036 (1)	2,400	2,400
State Housing Fin. Commission, Demand Multi-family Rev. Bonds (Cedar Ridge Retirement Project), Series 2005-A, AMT, 8.08% 2041 (1)	2,500	2,500
State Housing Fin. Commission, Demand Multi-family Rev. Bonds (Lodge at Eagle Ridge Project), Series 2005-A, AMT, 8.08% 2041 (1)	2,200	2,200
Public Power Supply System:
Project No. 1 Ref. Electric Rev. Bonds, Series 1993-1A, 7.90% 2017 (1)	3,900	3,900
Projects Nos. 1 and 3 Ref. Electric Rev. Bonds, Series 1993-A, 7.92% 2018 (1)	1,500	1,500
Industrial Dev. Corp. of the Port of Seattle, Rev. Bonds (Crowley Marine Services, Inc. Project), Series 2001, AMT, 8.09% 2021 (1)	1,800	1,800
Port of Seattle, Rev. Notes, TECP:
Series A-2, 1.60% 10/6/2008	1,945	1,945
Series B-1, AMT, 1.55% 10/2/2008	550	550
		20,095

Wisconsin - 6.25%
G.O. Notes, TECP:
Series 2005-A:
1.50% 10/10/2008	2,150	2,150
1.60% 11/10/2008	4,500	4,500
Series 2006-A:
1.65% 11/5/2008	4,000	4,000
1.50% 11/7/2008	6,000	5,999
4.00% 12/2/2008	2,000	2,000
Operating Notes of 2008, 3.00% 6/15/2009	20,000	20,126
Transportation Rev. Notes, Series 1997-A, TECP:
1.45% 10/1/2008	9,500	9,500
1.60% 10/1/2008	10,000	10,000
		58,275

Wyoming - 2.17%
Lincoln County, Pollution Control Rev. Bonds (Exxon Project), AMT:
Series 1987-A, 5.35% 2017 (1)	7,000	7,000
Series 1987-C, 5.35% 2017 (1)	2,100	2,100
Sweetwater County, Pollution Control Rev. Ref. Bonds (PacifiCorp Project), Series 1988-A, TECP, 1.50% 10/1/2008	11,075	11,075
		20,175

Total investment securities (cost: $924,069,000)		923,825
Other assets less liabilities		7,847

Net assets		$931,672

(1) Coupon rate may change periodically. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2008		(dollars in thousands)

Assets:
Investment securities, at value:
(cost: $924,069)			$923,825
Cash			1,005
Receivables for:
Sales of investments		$ 185
Sales of fund's shares		11,786
Interest		2,186	14,157
			938,987
Liabilities:
Payables for:
Repurchases of fund's shares		6,848
Dividends on fund's shares		115
Investment advisory services		240
Services provided by affiliates		63
Trustees' deferred compensation		41
Other		8	7,315
Net assets at September 30, 2008			$931,672

Net assets consist of:
Capital paid in on shares of beneficial interest			$931,945
Distributions in excess of net investment income			(29)
Net unrealized depreciation			(244)
Net assets at September 30, 2008			$931,672

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (932,011 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$810,317	810,612	$1.00
Class R-5	121,355	121,399	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2008		(dollars in thousands)

Investment income:
Income:
Interest			$18,864

Fees and expenses*:
Investment advisory services		$ 2,915
Distribution services		311
Transfer agent services		184
Administrative services		108
Reports to shareholders		21
Registration statement and prospectus		99
Postage, stationery and supplies		35
Trustees' compensation		21
Auditing and legal		50
Custodian		20
State and local taxes		7
Other		23
Total fees and expenses before waivers		3,794
Less waivers of fees and expenses:
Investment advisory services		292
Total fees and expenses after waivers			3,502
Net investment income			15,362

Net unrealized depreciation on investments			(356)

Net increase in net assets resulting
from operations			$15,006

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended September 30
		2008	2007
Operations:
Net investment income		$15,362	$16,127
Net unrealized (depreciation) appreciation on investments		(356)	77
Net increase in net assets resulting from operations		15,006	16,204

Dividends paid or accrued to
shareholders from net investment income		(15,362)	(16,129)

Net capital share transactions		313,829	128,621

Total increase in net assets		313,473	128,696

Net assets:
Beginning of year		618,199	489,503
End of year		$931,672	$618,199

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, by investing primarily in securities exempt from regular federal income tax.

The fund offers two share classes consisting of one retail share class (Class A) and one retirement plan share class (R-5). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. Each share class is sold without any sales charges and does not carry any conversion rights.

Holders of both share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value – The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation –Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the two share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the two share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders –Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Normally, the fund invests substantially in high-quality money market instruments that are issued by states, territories or possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. These instruments are exempt from regular federal income tax. However, the fund may purchase securities that would subject a shareholder to federal alternative minimum taxes. Therefore, while the fund’s distributions from tax-exempt securities are not subject to income tax, a portion or all of the distributions may be included in determining a shareholder’s federal alternative minimum tax.

The fund may also invest in municipal securities that are supported by credit and liquidity enhancements. Changes in the credit quality of banks and financial institutions providing these enhancements could cause the fund to experience a loss and may affect its share price. In addition, the fund may invest a substantial portion of its portfolio in taxable short-term debt securities in response to abnormal market conditions (which may detract from achieving the fund’s objective over the short term).

3. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net income each year. The fund is not subject to income taxes to the extent taxable income is distributed. Generally, income earned by the fund is exempt from federal income taxes.

As of and during the period ended September 30, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income  determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2008, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes.

During the year ended September 30, 2008, the fund reclassified $39,000 from capital paid in on shares of beneficial interest to distributions in excess of net investment income to align financial reporting with tax reporting.

As of September 30, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed tax-exempt income		$158
Short-term loss carryforwards*:
Expiring 2009	$(27)
Expiring 2010	(2)
Expiring 2011	(3)	(32)
Gross unrealized appreciation on investment securities		-
Gross unrealized depreciation on investment securities		(244)
Net unrealized depreciation on investment securities		(244)
Cost of investment securities		924,069

*Reflects the expiration of short-term loss carryforwards of $39,000. The short-term loss carryforwards will be used to offset any short-term gains realized by the fund in future years through the expiration dates. The fund will not make distributions from short-term gains while short-term loss carryforwards remain.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class	Year ended September 30, 2008	Year ended September 30, 2007
Class A	$13,528	$15,074
Class R-5	1,834	1,055
Total	$15,362	$16,129

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company® ("AFS"), the fund’s transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $200 million of daily net assets and decreasing to 0.290% on such assets in excess of $1.2 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended September 30, 2008, total investment advisory services fees waived by CRMC were $292,000. As a result, the fee shown on the accompanying financial statements of $2,915,000, which was equivalent to an annualized rate of 0.365%, was reduced to $2,623,000, or 0.329% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted a plan of distribution for Class A shares. Under the plan, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plan provides for payments, based on an annualized percentage of average daily net assets, of up to 0.15%. This class may use a portion of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services.

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to Class R-5 from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for Class R-5. This share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return  of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2008
Class A	$1,047,017	1,047,017	$12,354	12,354	$(829,292)	(829,292)	$230,079	230,079
Class R-5	362,984	362,984	1,205	1,205	(280,439)	(280,439)	83,750	83,750
Total net increase
(decrease)	$1,410,001	1,410,001	$13,559	13,559	$(1,109,731)	(1,109,731)	$313,829	313,829

Year ended September 30, 2007
Class A	$630,475	630,475	$13,895	13,895	$(523,490)	(523,490)	$120,880	120,880
Class R-5	187,374	187,374	532	532	(180,165)	(180,165)	7,741	7,741
Total net increase
(decrease)	$817,849	817,849	$14,427	14,427	$(703,655)	(703,655)	$128,621	128,621

(*) Includes exchanges between share classes of the fund.

6. Subsequent event

After the fund’s fiscal year-end, the board of trustees approved participation in the U.S. Treasury Department Guarantee Program for Money Market Funds (the “Program”). Subject to provisions contained in a guarantee agreement signed by the fund, the Program guarantees that in the event the fund is liquidated, each shareholder of record on September 19, 2008, will receive $1.00 net asset value for the lesser of the shares held on September 19, 2008, and the date the fund’s net asset value falls below $0.995. Shares purchased subsequent to September 19, 2008, are not covered under the Program to the extent that the number of shares held in a particular account exceeds the number of shares held in that account on September 19, 2008. The fund paid a fee of $93,000, equivalent to 0.01% of the fund’s net assets as of September 19, 2008, to participate in the Program. The initial term of the Program expires on December 18, 2008; however, the U.S. Treasury Department may elect to extend the period of guarantee through September 18, 2009. If the Program is extended and the fund continues to participate beyond December 18, 2008, additional fees will be paid by the fund.

Financial highlights

	Net asset value, beginning of year	Net investment income (1)	Dividends (from net investment income)	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)
Class A:
Year ended 9/30/2008	$1.00	$.020	$(.020)	$1.00	1.99%	$810	.47%	.43%	1.93%
Year ended 9/30/2007	1.00	.031	(.031)	1.00	3.19	580	.51	.47	3.14
Year ended 9/30/2006	1.00	.027	(.027)	1.00	2.76	460	.52	.48	2.73
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.63	405	.53	.50	1.61
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.49	418	.53	.53	.49
Class R-5:
Year ended 9/30/2008	1.00	.019	(.019)	1.00	1.96	122	.51	.47	1.85
Year ended 9/30/2007	1.00	.031	(.031)	1.00	3.15	38	.55	.52	3.09
Year ended 9/30/2006	1.00	.027	(.027)	1.00	2.72	30	.56	.52	2.69
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.59	27	.56	.53	1.63
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.45	21	.57	.57	.47

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain waivers from CRMC. During the years shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 5, 2008

Expense example	unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 through September 30, 2008).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4/1/2008	Ending account value 9/30/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,006.99	$2.11	.42%
Class A -- assumed 5% return	1,000.00	1,022.90	2.12	.42
Class R-5 -- actual return	1,000.00	1,006.83	2.26	.45
Class R-5 -- assumed 5% return	1,000.00	1,022.75	2.28	.45

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 1, 2009. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing shareholders with income on their cash reserves, exempt from federal income tax, while preserving capital and maintaining liquidity. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended September 30, 2008:

Exempt interest dividends	100%

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Board of trustees and other officers

“Independent” trustees

	Year first
	elected
	a trustee
Name and age	of the funds[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 74		Ambassador to Spain; former Vice Chairman,
		Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 75	CMTA 1976	Private investor; former President and CEO,
	CTRS 1991	The Mission Group (non-utility holding company,
	CTEX 1989	subsidiary of Southern California Edison Company)

James G. Ellis, 61	CMTA 2006	Dean and Professor of Marketing, University of
	CTRS 2006	Southern California

Martin Fenton, 73	CMTA 1989	Chairman of the Board, Senior Resource
Chairman of the Boards	CTRS 1991	Group LLC (development and management of
(Independent and	CTEX 1989	senior living communities)
Non-Executive)

Leonard R. Fuller, 62	CMTA 1994	President and CEO, Fuller Consulting (financial
	CTRS 1994	management consulting firm)
	CTEX 1995

R. Clark Hooper, 62	2005	Private investor; former President, Dumbarton Group LLC (securities industry consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 74	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 65	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

Steadman Upham, Ph.D., 59	CMTA 2007	President and Professor of Anthropology,
	CTRS 2007	The University of Tulsa; former President and Professor of Archaeology, Claremont Graduate University

Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Ambassador	15	Carnival Corporation
Richard G. Capen, Jr., 74

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; SouthWest Water Company

James G. Ellis, 61	12	None

Martin Fenton, 73	18	None
Chairman of the Boards
(Independent and
Non-Executive)

Leonard R. Fuller, 62	16	None

R. Clark Hooper, 62	18	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.

Richard G. Newman, 74	14	Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 65	13	None

Steadman Upham, Ph.D., 59	14	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or
position with funds	the funds[1]	the principal underwriter of the funds

Paul G. Haaga, Jr., 59	CMTA 1985	Vice Chairman of the Board, Capital Research and
Vice Chairman of the Boards	CTRS 1990	Management Company; Senior Vice President —
	CTEX 1992	Fixed Income, Capital Research and Management
		Company

Abner D. Goldstine, 78	CMTA 1976	Senior Vice President — Fixed Income, Capital
President	CTRS 1991	Research and Management Company; Director,
	CTEX 1989	Capital Research and Management Company

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with funds	trustee	Other directorships[3] held by trustee

Paul G. Haaga, Jr., 59	14	None
Vice Chairman of the Boards

Abner D. Goldstine, 78	13	None
President

CMTA The Cash Management Trust of America	CTRS The U.S. Treasury Money Fund of America	CTEX The Tax-Exempt Money Fund of America

The funds’ statement of additional information includes additional information about the funds’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the funds is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Please see next page for footnotes.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with funds	of the funds[1]	principal underwriter of the funds

Teresa S. Cook, 56	1991	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company
CMTA and CTRS only

Neil L. Langberg, 55	1989	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company
CTEX only

Kristine M. Nishiyama, 38	2003	Vice President and Senior Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[5]

Karen F. Hall, 43	1999	Vice President — Fixed Income, Capital Research
Assistant Vice President		and Management Company
CMTA and CTRS only

Kimberly S. Verdick, 44	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 34	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

M. Susan Gupton, 35	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]	Trustees and officers of the funds serve until their resignation, removal or retirement.
[2]
Capital Research and Management Company manages the American Funds, consisting of 31 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]
“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities (including the funds’ principal underwriter).

[5]	Company affiliated with Capital Research and Management Company.

Offices of the funds and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the funds’ prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The funds file their proxy voting records with the SEC for the 12 months ended June 30 by August 31. The reports also are available on the SEC and American Funds websites.

The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 31 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•	A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market funds
>	The Cash Management Trust of America®
>	The Tax-Exempt Money Fund of AmericaSM
>	The U.S. Treasury Money Fund of AmericaSM

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-960-1108P

Litho in USA AGD/LPT/8063-S16798

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that H. Frederick Christie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$31,000
2008	$33,000

b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$6,000
2008	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	None
2008	None

c) Tax Fees:
2007	$7,000
2008	None
The tax fees consist of consulting services relating to the registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $13,000 for fiscal year 2007 and $6,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAX-EXEMPT MONEY FUND OF AMERICA

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and Principal Executive Officer

Date: December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and Principal Executive Officer

Date: December 8, 2008

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: December 8, 2008